UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, UTAH	84121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

As previously reported, on July 25, 2024, Instructure Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Icon Parent Inc., a Delaware corporation (“Parent”), and Icon Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are each affiliates of investment funds managed by Kohlberg Kravis Roberts & Co. L.P. (“KKR”), a leading global investment firm. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The board of directors of the Company (the “Board”) has unanimously (i) determined that it is fair to, and in the best interests of, the Company and the Company’s stockholders, and declared it advisable, to enter into the Merger Agreement providing for the Merger in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), upon the terms and subject to the conditions set forth therein; (ii) approved and declared advisable the Merger Agreement, the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger and the other Transactions (as defined in the Merger Agreement) upon the terms and subject to the conditions set forth therein; and (iii) resolved to recommend that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL.

Effect on Capital Stock

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) that is issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are held by the Company as treasury stock, held by any subsidiary of the Company or owned by Parent or any of its subsidiaries (including Merger Sub) (collectively, the “Owned Company Shares”), or any shares of Company Common Stock as to which appraisal rights have been properly exercised in accordance with Delaware law), will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $23.60, without interest thereon and subject to applicable withholding taxes (the “Per Share Price”), and (ii) the Owned Company Shares will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

Representations and Warranties and Covenants

The Company, Parent and Merger Sub have each made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed, subject to certain exceptions, from the date of the Merger Agreement until the earlier to occur of the valid termination of the Merger Agreement pursuant to Article VIII of the Merger Agreement and the Effective Time, to (i) use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business, (ii) not to take certain actions without the prior written consent of Parent (which written consent shall not be unreasonably withheld, conditioned or delayed), and (iii) not to solicit or engage in discussions or negotiations regarding any alternative business combination transaction.

Treatment of Company Equity Awards and Company Employee Stock Purchase Plan (“Company ESPP”)

Each award of restricted stock units of the Company (“Company RSUs”) outstanding and vested as of immediately prior to the Effective Time or that vests in accordance with its terms as a result of the consummation of the Transactions (a “Vested Company RSU”) will automatically, at the Effective Time, be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time.

Each award of Company RSUs outstanding as of immediately prior to the Effective Time that is not a Vested Company RSU (an “Unvested Company RSU”) will automatically, at the Effective Time, be cancelled and replaced with a right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (the “Cash Replacement Company RSU Amounts”), which Cash Replacement Company RSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSUs for which the Cash Replacement Company RSU Amounts were exchanged would have vested and been payable pursuant to their terms, and will otherwise have the same terms and conditions as applied to the Unvested Company RSUs for which they were exchanged.

Each award of performance-based restricted stock units of the Company (“Company PSUs”) that is outstanding and vested as of immediately prior to the Effective Time or that vests in accordance with its terms as a result of the consummation of the Transactions (including any Company PSUs for which the applicable vesting condition is met prior to or as a result of the consummation of the Transactions) (a “Vested Company PSU”) will automatically, at the Effective Time, be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Vested Company PSU as of immediately prior to the Effective Time.

Each award of Company PSUs that is outstanding as of immediately prior to the Effective Time that is not a Vested Company PSU (an “Unvested Company PSU”) will automatically, at the Effective Time, be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the Per Share Price and (ii) the total number of shares of Company Common Stock subject to such Unvested Company PSU as of immediately prior to the Effective Time (the “Cash Replacement Company PSU Amounts”), which Cash Replacement Company PSU Amounts will, subject to the holder’s continued service through the applicable vesting dates, vest and be payable at the same time as the Unvested Company PSUs for which the Cash Replacement Company PSU Amounts were exchanged would have vested and been payable pursuant to their terms; provided that, to the extent any Unvested Company PSU remains outstanding and subject to such performance vesting conditions as of immediately prior to the Effective Time, the performance metrics of such Unvested Company PSU will be deemed achieved at actual levels of performance effective as of the Effective Time, to be measured with pro-ration based on the portion of the performance period that has elapsed prior to the Effective Time, in good faith by the compensation committee of the Board. The Cash Replacement Company PSU Amounts will otherwise have the same terms and conditions as applied to the Unvested Company PSU for which they were exchanged.

As soon as practicable following July 25, 2024, the Company will take actions to ensure that (i) except for the offering period in effect as of such date, no new offering periods will be authorized or commenced under the Company ESPP, (ii) no new participants will commence participation in the Company ESPP, (iii) no Company ESPP participant will be permitted to increase such participant’s payroll deduction elections or contribution rates or make separate non-payroll contributions, (iv) each purchase right outstanding under the Company ESPP as of July 25, 2024 will be exercised no later than three business days prior to the Effective Time, with participants’ accumulated contributions used to purchase shares of Company Common Stock in accordance with the terms of the Company ESPP on such final exercise date, and (v) the Company ESPP will be terminated effective as of (and subject to the occurrence of) immediately prior to the Effective Time. All shares of Company Common Stock purchased on the final exercise date under the Company ESPP will be cancelled at the Effective Time and converted into the right to receive the Per Share Price in accordance with the terms of the Merger Agreement. At the Effective Time, any funds credited as of such date under the Company ESPP that are not used to purchase shares on the final exercise date within the associated accumulated payroll withholding account for each participant under the Company ESPP will be refunded to the applicable participant in accordance with the terms of the Company ESPP.

Closing Conditions

The closing of the Merger (the “Closing”) is subject to certain conditions, including (i) the Company’s receipt of the written consent of the holders of a majority of the outstanding Company Common Stock entitled to vote on the Merger and the Transactions adopting the Merger Agreement (which was satisfied on July 25, 2024) (the “Written Consent”), (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) certain other approvals and clearances by government authorities, (iv) at least 20 calendar days have elapsed since the Company’s mailing to the Company’s stockholders of an information statement (as contemplated by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and (v) other customary conditions for a transaction of this type, such as the absence of any legal restraint prohibiting the consummation of the Transactions and the absence of any Company Material Adverse Effect (as defined in the Merger Agreement).

Termination Rights

The Merger Agreement may be terminated by the Company or Parent in the following circumstances: (i) if the Merger is not consummated by 11:59 p.m., New York City time, on March 25, 2025 (the “Termination Date”), (ii) if the other party breaches its representations, warranties or covenants in a manner that would cause certain conditions to the Closing set forth in the Merger Agreement to not be satisfied and fails to timely cure such breach within the period provided by the terms of the Merger Agreement, or (iii) if any judgment, law or order prohibiting the Merger has become final and non-appealable.

In addition, the Merger Agreement may be terminated (i) by the Company, at any time prior to receipt of Written Consent (which was satisfied on July 25, 2024), in order to enter into a definitive agreement providing for a superior proposal, (ii) by the Company, at any time prior to the Effective Time, (A) if all conditions of Parent and Merger Sub to consummate the Closing are satisfied or waived (subject to customary exceptions), (B) Parent fails to consummate the Transactions two business days after the first date on which it is required to consummate the Closing pursuant to the Merger Agreement, (C) the Company has irrevocably confirmed to Parent in writing that all conditions of the Company to consummate the Closing have been satisfied (subject to customary exceptions) or that it is irrevocably waiving any such unsatisfied conditions and is prepared to consummate the Closing and (D) Parent fails to consummate the Closing within three business days after the later of (x) the date on which the Closing should have occurred pursuant to the Merger Agreement or (y) the date on which Parent receives the irrevocable confirmation of the Company described in the foregoing clause (C), (iii) by Parent, if the Written Consent is not provided prior to 11:50 p.m., New York City time, on July 26, 2024 (which was satisfied on July 25, 2024) and (iv) by Parent, if at any time prior to receipt of the Written Consent (which was satisfied on July 25, 2024), the Board changes its recommendation.

Termination Fees

If (i) the Merger Agreement is validly terminated by Parent (A) because the Effective Time has not occurred by the Termination Date, (B) due to the Company’s failure to deliver the Written Consent to Parent by 11:50 p.m., New York City time, on July 26, 2024 (which was satisfied on July 25, 2024) or (C) due to the Company’s breach or failure to perform any of its representations, warranties or covenants contained in the Merger Agreement in a manner that causes certain conditions to Closing to not be satisfied (subject to the cure period set forth in the Merger Agreement), (ii) prior to such termination, a third party publicly announced or disclosed to the Board (and did not withdraw or otherwise abandon) an alternative control transaction for the acquisition of the Company and (iii) concurrently or within 12 months following such termination, either any alternative control transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an alternative control transaction, the Company will be required to pay Parent a termination fee equal to $109,000,000 (the “Company Termination Fee”). The Company was also required to pay the Company Termination Fee if, at any time prior to receipt of the Written Consent (which was satisfied on July 25, 2024), (i) Parent terminated the Merger Agreement because the Board changed its recommendation regarding the Merger or (ii) the Company terminated the Merger Agreement to enter into a definitive agreement providing for a superior proposal, and the Company had complied in all material respects with its non-solicitation covenant with respect to such superior proposal as set forth in the Merger Agreement.

Parent will be required to pay the Company a termination fee equal to $218,000,000 (the “Parent Termination Fee”) if (i) the Company terminates the Merger Agreement due to Parent’s or Merger Sub’s breach of or failure to perform any of its respective representations, warranties or covenants contained in the Merger Agreement in a manner that causes certain conditions to Closing to not be satisfied (subject to the cure period set forth in the Merger Agreement), (ii) the Company terminates the Merger Agreement (A) if all conditions of Parent and Merger Sub to consummate the Closing have been satisfied or waived (subject to customary exceptions), (B) Parent fails to consummate the Transactions two business days after the first date on which it is required to consummate the Closing pursuant to the Merger Agreement, (C) the Company has irrevocably confirmed to Parent in writing that all conditions of the Company to consummate the Closing have been satisfied (subject to customary exceptions) or that it is irrevocably waiving any such unsatisfied conditions and is prepared to consummate the Closing and (D) Parent fails to consummate the Closing within three business days after the later of (x) the date on which the Closing should have occurred pursuant to the Merger Agreement or (y) the date on which Parent receives the irrevocable confirmation of the Company described in the foregoing clause (C) or (iii) Parent terminates the Merger Agreement because the Effective Time has not occurred by the Termination Date and, at such time, the Company could have terminated the Merger Agreement pursuant to the foregoing clauses (i) and (ii).

Financing Commitments

Parent and Merger Sub have secured committed financing, consisting of a combination of equity financing to be provided by an investment fund affiliated with KKR, on the terms and subject to the conditions set forth in an equity commitment letter provided by such fund and debt financing to be provided by certain lenders, on the terms and subject to the conditions set forth in a debt commitment letter.

The investment fund affiliated with KKR has also provided a limited guarantee (the “Limited Guarantee”) with respect to the payment of the termination fee payable by Parent in the event it becomes payable, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, subject to the terms and conditions set forth in the Merger Agreement and the Limited Guarantee.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement and the Transactions is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or Merger Sub. The representations, warranties, covenants and other agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified and modified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties, covenants and other agreements or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties, covenants and other agreements may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission (the “SEC”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25 2024, the holders of a majority of the outstanding Company Common Stock entitled to vote thereon executed a written stockholder consent approving and adopting the Merger Agreement and the Transactions.

Pursuant to rules adopted by the SEC under the Exchange Act, a Schedule 14C information statement will be filed with the SEC and mailed or provided to the stockholders of the Company.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements. All statements other than statements of historical fact, including statements about the proposed acquisition of the Company, are forward-looking statements. Forward-looking statements give the Company’s current expectations relating to the Merger and the Transactions, the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company.

Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed Transactions, including the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed Transactions on the Company’s business relationships, operating results and business generally; (v) risks that the proposed Transactions disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain, hire and integrate skilled personnel including the Company’s senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed Transactions; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed Transactions; (ix) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (x) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) the impact of adverse general and industry-specific economic and market conditions; (xii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) risks caused by delays in upturns or downturns being reflected in the Company’s financial position and results of operations; (xiv) the impact of inflation, rising interest rates, and global conflicts; (xv) uncertainty as to timing of completion of the proposed Merger; (xvi) risks that the benefits of the Merger are not realized when and as expected; and (xvii) other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s subsequent Quarterly Reports on Form 10-Q, each filed with the SEC. The Company cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, the Company cannot assure you that the Company will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect the Company or the Company’s operations in the way the Company expects. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the pending Merger involving the Company, Parent and Merger Sub. The Company will prepare an information statement for its stockholders, containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the pending Merger. When completed, a definitive information statement will be mailed or provided to the Company’s stockholders. This Current Report on Form 8-K is not a substitute for the information statement, or any other document, that the Company may file with the SEC or send to its stockholders in connection with the Merger.

INVESTORS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER.

The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations page of the Company’s website at https://ir.instructure.com under the link “Financials” or by contacting the Company’s Investor Relations by e-mail at investors@instructure.com.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, by and among Instructure Holdings, Inc., Icon Parent Inc. and Icon Acquisition Sub Inc., dated July 25, 2024.*

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*

Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date: July 25, 2024	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
Chief Legal Officer